EXHIBIT 10.2


                                AIA DOCUMENT A105

   STANDARD FORM OF AGREEMENT BETWEEN OWNER AND CONTRACTOR FOR A SMALL PROJECT

                 WHERE THE BASIS OF PAYMENT IS A STIPULATED SUM

                           1993 SMALL PROJECTS EDITION

  Because this document has important legal consequences, we encourage you to consult with an attorney before signing it. Some states mandate u cancellation period or require other specific- disclosures, including warnings for hone improvement contract, when document such as this will he used .for Work on the
Owner's :s personal residence. Your attorney should insert all language required by slate or local law to he included in ibis Agreement. Such statements may he entered in the space provided below or if required by law, above the signatures of the parties.

This  AGREEMENT  is  made:
(Date)

          June  1,  2004

BETWEEN  the  Owner:

          Quadk,  LLC
          8012  Rocking  Horse  Lane  Fair  Oaks  Ranch,  TX  78015

and  the  Contractor:

          College Oak Investments, Inc. 16161 College Oak, S. 101 San Antonio, TX 78249

for  the  following  Project:

          Office Building for: Stephen J. Kramer  Architecture & Design, Inc.

The  Architect  is:

          Stephen  J.  Kramer  Architecture  &  Design,  Inc.

The  Owner  and  Contractor  agree  as  follows.

                                    ARTICLE 1
                             THE CONTRACT DOCUMENTS

The Contractor shall complete the Work described in the Contract Documents for the project. The Contract Documents consist of:

..1     this  Agreement  signed  by  the  Owner  and  Contractor;

..2     AIA Document A205, General Conditions of the Contract for Construction of
       a  Small  Project,  current  edition;

..3     the  Drawings  and  Specifications  prepared  by the Architect, dated and enumerated  as  follows:

Drawings:

          See  attached  sheet  index


Specifications:

          Contained  in  Drawings


..4     addenda  prepared  by  the  Architect  as  follows:

          N/A


..5     written  change  orders  or  orders  for minor changes in the Work issued after  execution  of  this  Agreement;  and

..6     other  documents,  if  any,  identified  as  follows:

          Subsurface exploration and foundation analysis  provided  by  Intec.

                                    ARTICLE 2
              DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION DATE

The date of commencement shall be the date of this Agreement unless otherwise indicated below. The Contractor shall substantially complete the Work not later than
     December  15,  2004,
subject  to  adjustment  by  Change  Order.
(insert  the  date  or  number  of calendar days after the date of commencement)

                                    ARTICLE 3
                                  CONTRACT SUM

3.1 Subject to additions and deductions by Change Order, the Contract Sum is:

              $329,067.28 (Three hundred twenty nine thousand sixty seven dollars and .28/100)

3.2 For purposes of payment, the Contract Sum includes the following values related to portions of the Work:


               PORTION  OF  WORK                    VALUE

               SEE  ATTACHED  PROPOSAL  AND  PRICING  BREAKDOWN


3.3 The Contract Sum shall include all items and services necessary for the proper execution and completion of the Work.

                                    ARTICLE 4
                                     PAYMENT

4.1 Based on Contractor's Applications for Payment certified by the Architect, the Owner shall pay the Contractor as follows:
        (Here insert payment procedures and  provisions  for retainage if any.)

          The period covered by each application for payment shall be one calendar month. Provided that the application is received by the 25th of the month the architect shall act on the application within 5 working days and the owner shall make payment within 5 working days of receipt of the approved application. The application shall be based upon the Proposal (Schedule of Values) referred to in Article 3.2 herein and shall reflect the percentage of work completed at the time of the application. Monthly payment shall consist of the portion of the Contract Sum properly allocated to completed work, less retainage of 10%.

4.2     Payments  due  and  unpaid  under  the  Contract  Documents  shall  bear interest from the date payment is due at the rate of , or in the absence thereof, at the legal rate prevailing at the place of the Project.
        (Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owners and Contractor's principal places of business the location of the Project and elsewhere may affect the validity of this provision.)


                                    ARTICLE 5
                                    INSURANCE

5.1 The Contractor shall provide Contractor's Liability and other Insurance as follows:
        (Insert  specific  insurance  required  by  the  Owner.)

              General  Liability
              Umbrella  Liability
              Owner  named  as  additional  insured

5.2 The Owner shall provide Owner's Liability and Owner's Property insurance as follows:
        (Insert  specific  insurance  furnished  by  the  owner.)

              General  Liability
              Builder's  Risk
              Replacement  Cost  of  Building  (not  to  exceed  $350,000)

5.3 The Contractor shall obtain an endorsement to its general liability insurance policy to cover the Contractor's obligations under Paragraph
        3.12 of AIA Document A205, General Conditions of the Contract for Construction of Small Project.

5.4     Certificates  of  insurance  shall be  provided  by  each  party showing
        their  respective  coverage's   prior  to  commencement   of  the  Work.

                                    ARTICLE 6
                           OTHER TERMS AND CONDITIONS
(insert  any  other  terms  or  conditions  below.)

N/A


This Agreement entered into as (of the day and year first written above. (If required by law insert cancellation period, disclosures or other warning statements above the signatures.)

OWNER


/s/ Stephen J. Kramer
------------------------------------
Quadk,  LLC  by  Stephen  J.  Kramer
------------------------------------
(Printed  name,  title  and  address)

8012  Rocking  Horse  Lane
--------------------------

Fair  Oaks  Ranch,  TX  78015
-----------------------------



CONTRACTOR

/s/ Carey Birmingham, President
------------------------------------


College  Oak  Investments,  Inc.
--------------------------------
(Printed  name,  title  and  address)

16161  College  Oak,  S.  101
-----------------------------

San  Antonio,  TX  78249
------------------------

LICENSE  NO.

JURISDICTION  Bexar  County,  TX
              ------------------









CAUTION: You should sign an original AIA document which has this caution printed in red. An original assures that changes will not be obscured as may occur when documents are reproduced. See Instruction Sheet for Limited License for Reproduction of this document.

{LOGO}
COLLEGE  OAK  INVESTMENTS,  INC.
16161  COLLEGE  OAK
SUITE  101
SAN  ANTONIO,  TX  78249
210-408-6019  EXT.  1
FAX:  210-408-1856



PROPOSAL

DATE:  MAY  15.04


KRAMER ARCHITECTS                   S.F. 3038.00
-----------------                   ------------

DESCRIPTION                      COST      COST/SF
-----------                      ----      -------

GENERAL CONDITIONS              29,900.00     9.84
EQUIPMENT                        3,400.00     1.12
FINAL CLEANING                     759.50     0.25
DEMOLITION                           0.00     0.00
SITE FINISH WORK                 7,850.00     2.58
CONCRETE                        25,549.60     8.41
MASONRY                         26,660.00     8.78
STRUCTURAL                      44,768.00    14.74
CABINETS & MILLWORK             21,500.00     7.08
ROOFING                         25,505.00     7.41
DOORS & HARDWARE                 8,912.00     2.93
GLASS                           13,550.00     4.46
DRYWALL                          8,470.00     2.79
CEILINGS                             0.00     0.00
FLOORING                        10,032.00     3.30
SPECIALTIES                      9,305.75     3.06
PAINT & WALL COVERING           10,080.00     3.32
HVAC                            18,620.00     6.13
FIRE ALARM                           0.00     0.00
FIRE SPRINKLERS                      0.00     0.00
PLUMBING                        17,700.00     5.83
ELECTRICAL                      21,963.00     7.23
SUBTOTAL                       301,514.85    99.25
CONTRACTOR'S OVERHEAD & FEE     15,076.24     4.96
SALES TAX                       12,466.17     4.10
---------------------------  ------------  -------

TOTAL                          329,067.26   108.32


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  SHEET INDEX

L1.0     LANDSCAPE  PLANTING  PLAN           TAS1.0  ACCESSIBILITY  STANDARDS
L1.1     LANDSCAPE  PLANTING  DETAILS        TAS1.1  ACCESSIBILITY  STANDARDS
1,.2.    LANDSCAPE  IRRIGATION  PLAN
L2.1     LANDSCAPE  IRRIGATION  DETAILS
                                             M1.0  MECHANICAL  FLOOR  PLANS
C1.0     DIMENSION  SITE  PLAN                     MECHANICAL  NOTES
         SITE  UTILITY  PLAN                 M2.0  MECHANICAL  SECTIONS,
         SITE  DETAILS                             SCHEDULES  8  DETAILS
C1.1     SITE  GRADING/DRAINAGE  PLAN        P1.0  PLUMBING  FLOOR  PLAN
         SITE  DETAILS                             RISER  8  DETAILS
                                             P2.0  PLUMBING  ENLARGED  PLAN
S1       STRUCTURAL  NOTES,  SECTION               NOTES  &  DETAILS
         AND  DETAILS                        E1.0  ELECTRICAL  FLOOR  PLAN
                                                   ELECTRICAL  NOTES
                                             E1.1  REFLECTED  CEILING  PLAN
                                                   LIGHTING  PLAN
A1.0  ROOF  PLAN  /  DETAILS
A2.0  FLOOR  PLANS  /  SCHEDULES
A4.0  WALL  SECTIONS  /  DETAILS  A5.0  CABINET  DETAILS
A5.1  INTERIOR  /  CABINET  ELEVS.
AS1.0  ARCHITECTURAL  SPECS.
AS1.1  ARCHITECTURAL  SPECS.
AS1.2  ARCHITECTURAL  SPECS.


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